Exhibit 32

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Annual Report of WPCS International Incorporated (the "Company") on Form 10-KSB for the year ended April 30, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Andrew Hidalgo, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. section 906 of the Sarbanes-Oxley Act of 2002, that:

          (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities and Exchange Act of 1934; and

          (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.



August 18, 2003                                      /s/ ANDREW HIDALGO
                                                     ------------------
                                                     Andrew Hidalgo
                                                     Chief Executive Officer

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Annual Report of WPCS International Incorporated (the "Company") on Form 10-KSB for the year ended April 30, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Joseph Heater, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. section 906 of the Sarbanes-Oxley Act of 2002, that:

          (3) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities and Exchange Act of 1934; and

          (4) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.



August 18, 2003                                      /s/ JOSEPH HEATER
                                                     -----------------
                                                     Joseph Heater
                                                     Chief Financial Officer